UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 CityWest Boulevard Suite 500 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2011, Andrew C. Johannesen, age 44, joined Omega Protein Corporation (the “Company”) as its Senior Vice President—Finance and Treasurer.

From December, 2010 to July, 2011, Mr. Johannesen was Vice President and Treasurer of Westlake Chemical Corporation, a chemicals and plastic products manufacturer. He was Vice President and Treasurer of RRI Energy, Inc. (formerly Reliant Energy, Inc.), an electricity and energy services provider, from 2007 to December, 2010, and Vice President and Assistant Treasurer at Reliant Energy from 2005 to 2007. Mr. Johannesen also held various corporate development and finance positions at Reliant Energy from 2000 through 2005. Previously, he held positions at Exxon Mobil Corporation, a multinational oil and gas corporation, as well as a major public accounting firm. Mr. Johannesen has a B.A. from Haverford College and an M.B.A. from the University of Chicago. He is also a Certified Public Accountant.

The Company has entered into a letter agreement with Mr. Johannesen pursuant to which he is entitled to receive an annual base salary of $250,000 per year and a year-end cash bonus to be determined by the Company. Upon joining the Company, Mr. Johannesen also received a $35,000 signing bonus and a restricted stock award under the Company’s 2006 Incentive Plan valued at $200,000, the fair value of the award on the date of grant. The stock grant consists of 15,698 shares of the Company’s common stock valued on the date of grant at $12.74 per share (the average of the high and low trading prices on the NYSE of the Company’s common stock on the date of grant). These shares will vest 100% on the third anniversary of the date of grant (July 18, 2014).

Mr. Johannesen is also entitled to participate in the Company’s employee benefit programs.

The letter agreement is attached hereto as Exhibit 10.1, the Restricted Stock Agreement for the stock grant is attached hereto as Exhibit 10.2, and each is incorporated herein by reference. The forgoing descriptions of the letter agreement and Restricted Stock agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1	Letter Agreement between the Company and Andrew C. Johannesen dated June 24, 2011.

10.2	Restricted Stock Agreement between the Company and Andrew C. Johannesen dated July 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: July 21, 2011	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary